EXHIBIT (24)

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Alan B. Arends
                                      Alan B. Arends

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Joyce L. Hanes
                                      Joyce L. Hanes

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Lee Liu
                                      Lee Liu

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Katharine C. Lyall
                                      Katharine C. Lyall

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Milton E. Neshek
                                      Milton E. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Jack R. Newman

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Jack R. Newman
                                      Jack R. Newman

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Robert D. Ray

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Robert D. Ray
                                      Robert D. Ray

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  David Q. Reed

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ David Q. Reed
                                      David Q. Reed

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Robert W. Schlutz
                                      Robert W. Schlutz

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Wayne H. Stoppelmoor
                                      Wayne H. Stoppelmoor

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of July, 1998.

                                      /s/ Anthony R. Weiler
                                      Anthony R. Weiler